NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code: 1-18-102
Columbus, Ohio 43215
(844) 202-7202

NVIT NS PARTNERS INTERNATIONAL FOCUSED GROWTH FUND

IMPORTANT SHAREHOLDER INFORMATION

The enclosed Prospectus/Information Statement is being provided to inform you that on or about October 27, 2025, the NVIT NS Partners International Focused Growth Fund, a series of Nationwide Variable Insurance Trust (the “Trust”), will be reorganized with and into the NVIT International Equity Fund, also a series of the Trust (the “Transaction”).  The Prospectus/Information Statement discusses the Transaction and provides you with additional information about the NVIT International Equity Fund.  The Board of Trustees of the Trust approved the Transaction and concluded that the Transaction is in the best interests of the NVIT NS Partners International Focused Growth Fund and the NVIT International Equity Fund.

Please review the information in the Prospectus/Information Statement for your reference.  You do not need to take any action with regard to your account.  On or about October 27, 2025, your Class I and Class II shares of the NVIT NS Partners International Focused Growth Fund will be exchanged automatically at their net asset value for Class I and Class II shares, respectively, of the NVIT International Equity Fund.

If you have any questions, please call the Trust toll-free at (844) 202-7202.
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PROSPECTUS/INFORMATION STATEMENT

TABLE OF CONTENTS

INTRODUCTION	3
The Transaction	3
How do the investment objectives, principal strategies and policies of the Target Fund compare against the Acquiring Fund?	3
What are the principal risks associated with investments in the Target Fund versus the Acquiring Fund?	4
What are the general tax consequences of the Transaction?	4
Who manages the Funds?	4
What are the fees and expenses of each Fund and what might they be after the Transaction?	5
How do the performance records of the Funds compare?	8
Where can I find more financial information about the Funds?	11
What are other key features of the Funds?	11

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, POLICIES AND PRINCIPAL RISKS	12
What are the differences between the investment objectives of the Target Fund and the Acquiring Fund?	13
What are the most significant differences between the principal strategies and policies of the Target Fund compared to the Acquiring Fund?	13
How do the fundamental investment restrictions of the Target Fund differ from the Acquiring Fund?	14
What are the principal risk factors associated with investments in the Funds?	15

FACTORS CONSIDERED BY THE BOARD	17

INFORMATION ABOUT THE TRANSACTION AND THE PLAN	17
How will the Transaction be carried out?	17
Who will pay the expenses of the Transaction?	18
What are the tax consequences of the Transaction?	18
What should I know about shares of the Target Fund and the Acquiring Fund?	20
What are the capitalizations of the Funds and what might the capitalization be after the Transaction?	20

MORE INFORMATION ABOUT THE FUNDS	21

EXHIBITS TO PROSPECTUS/INFORMATION STATEMENT	23

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NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code: 1-18-102
Columbus, Ohio 43215
(844) 202-7202

PROSPECTUS/INFORMATION STATEMENT

Dated July 25, 2025

Acquisition of the Assets of:
NVIT NS PARTNERS INTERNATIONAL FOCUSED GROWTH FUND (a series of Nationwide Variable Insurance Trust)
By and in exchange for shares of:
NVIT INTERNATIONAL EQUITY FUND (a series of Nationwide Variable Insurance Trust)

This Prospectus/Information Statement is being furnished to shareholders of NVIT NS Partners International Focused Growth Fund (the “Target Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”), pursuant to a Plan of Reorganization (the “Plan”) whereby all of the property and assets (“Assets”) of the Target Fund will be acquired by the NVIT International Equity Fund, also a series of the Trust (the “Acquiring Fund,” and collectively with the Target Fund, the “Funds”), in exchange for shares of the Acquiring Fund (the “Transaction”), and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund.  According to the Plan, the Target Fund will then be liquidated and dissolved following the Transaction.  The Board of Trustees of the Trust (the “Board”) has approved the Plan and the Transaction.  Shareholders of the Target Fund are not required to and are not being asked to approve the Plan or the Transaction.

Pursuant to the Plan, holders of Class I and Class II shares of the Target Fund will receive, in exchange for their shares, the equivalent aggregate net asset value of Class I and Class II shares, respectively, of the Acquiring Fund.

The investment objectives, strategies and risks of the Target Fund and Acquiring Fund are not identical, and there are some important differences, as well as certain similarities.  The fundamental and non-fundamental investment restrictions of each Fund are identical.

Each Fund is a diversified series of the Trust.  Nationwide Fund Advisors (“NFA” or the “Adviser”) is the investment adviser to both the Target Fund and the Acquiring Fund.  NS Partners Ltd (“NS Partners”) is the subadviser to the Target Fund.  Lazard Asset Management LLC (“Lazard”) is the subadviser to the Acquiring Fund.

This Prospectus/Information Statement provides the information that you should know about the Transaction and about an investment in the Acquiring Fund. You should retain this Prospectus/Information Statement for future reference. A Statement of Additional Information dated July 25, 2025 (the “Statement of Additional Information”), relating to this Prospectus/Information Statement, contains more information about the Acquiring Fund and the Transaction, and has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

The prospectus of the Acquiring Fund, dated April 30, 2025 (1933 Act File No. 002-73024) (the “Acquiring Fund Prospectus”), is incorporated herein by reference and is considered a part of this Prospectus/Information Statement, and is intended to provide you with information about the Acquiring Fund. A copy of the current summary prospectus for the Acquiring Fund (“Acquiring Fund Summary Prospectus”) accompanies this Prospectus/Information Statement. The prospectus of the Target Fund, dated April 30, 2025 (1933 Act File No. 002-73024) (the “Target Fund Prospectus”), provides additional information about the Target Fund and is incorporated herein by reference.

You can request a free copy of the Statement of Additional Information, Acquiring Fund Prospectus or Target Fund Prospectus, and the Annual Report and Semi-Annual Report to Shareholders of the Acquiring Fund or Target Fund for the periods ended December 31, 2024 and June 30, 2024 (the “Annual Report” and “Semi-Annual Report,” respectively), by calling (844) 202-7202, or by writing to the Trust at: One Nationwide Plaza, Mail Code: 1-18-102, Columbus, Ohio 43215.

Additional information about the Acquiring Fund can be viewed online or downloaded from the EDGAR database without charge on the SEC’s internet site at www.sec.gov. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by mailing a written request to U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

This Prospectus/Information Statement is also being furnished by certain insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) to owners of variable annuity contracts and variable insurance policies (collectively, “Variable Contracts”) having contract values allocated to a subaccount of a Participating Insurance Company separate account invested in shares of the Target Fund.  All owners (“Contract Owners”) of Variable Contracts who, as of June 11, 2025, had selected the Target Fund as an underlying investment option within their Variable Contract will receive this Prospectus/Information Statement.

For purposes of this Prospectus/Information Statement, the terms “you,” “your,” and “shareholder” refer to both Contract Owners who invest in the Target Fund through their Variable Contracts as well as the Participating Insurance Companies.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

INTRODUCTION

This Introduction is only a summary of certain information contained in this Prospectus/Information Statement. You should read the more complete information in the rest of this Prospectus/Information Statement, including the Plan, attached as Exhibit A, and the Acquiring Fund Summary Prospectus included with this Prospectus/Information Statement.

The Transaction

The Plan provides for: (i) the acquisition by the Acquiring Fund of all of the Assets of the Target Fund in exchange solely for Class I and Class II shares of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (ii) the pro rata distribution of Class I and Class II shares of the Acquiring Fund to holders of Class I and Class II shares, respectively, of the Target Fund; and (iii) the liquidation and dissolution of the Target Fund.  At a meeting held on June 10, 2025, the Board, including a majority of the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), approved the Plan, which had been proposed so that shareholders of the Target Fund could take advantage of the Acquiring Fund’s stronger performance and lower fees.

At the closing of the Transaction, all of the Target Fund’s Assets will be transferred to the Acquiring Fund in exchange for the Acquiring Fund Shares equal in value to the Assets of the Target Fund that are transferred to the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The Target Fund will be liquidated and dissolved and the Acquiring Fund Shares will be distributed pro rata to the Target Fund’s shareholders.

The Transaction will result in your shares of the Target Fund being exchanged for shares of the Acquiring Fund equal in value (but having a different price per share) to your shares of the Target Fund. In particular, shareholders of Class I and Class II shares of the Target Fund will receive Class I and Class II shares, respectively, of the Acquiring Fund. This means that you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund, holding Class I or Class II shares, as applicable. These exchanges will occur on a date agreed upon by the parties to the Plan (hereafter, the “Closing Date”), which is currently anticipated to occur on or around October 27, 2025.

For the reasons set forth below under “Factors Considered by the Board,” the Board has determined that the Transaction is in the best interests of the Target Fund and the Acquiring Fund. The Board has also concluded that the interests of the existing shareholders of the Target Fund and the existing shareholders of the Acquiring Fund will not be diluted as a result of the Transaction.

How do the investment objectives, principal strategies and policies of the Target Fund compare against the Acquiring Fund?
Investment Objectives. The Target Fund seeks long-term capital growth. The Acquiring Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.  The Funds’ investment objectives are non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies and Policies.  The principal strategies of the Target Fund and the Acquiring Fund are substantially similar, yet they also have some important differences.  Both Funds invest in equity securities of non-U.S. companies, including companies in developed markets countries as well as emerging markets countries.  The Acquiring Fund invests in equity securities issued by companies of any size, including smaller companies, that are located in, that derive at least 50% of their earnings or revenues from, or that maintain at least 50% of their assets in, countries around the world other than the United States.  The Acquiring Fund also has a policy of investing, under normal circumstances, at least 80% of its net assets in equity securities. The Target Fund does not have a policy of investing a specified amount of its assets in a particular type of security, but nonetheless invests primarily in equity securities of non-U.S. companies.  Like the Acquiring Fund, the Target Fund may invest in companies of any size, including smaller capitalization companies.  The Target Fund may invest in initial public offerings (“IPOs”) as a principal investment strategy.  The Acquiring Fund does not invest in IPOs as a principal investment strategy, although it may do so as a secondary investment strategy.  Further, the Target Fund invests in growth stocks that exhibit quality characteristics, such as a consistent track record of strong earnings and stable balance sheets, whereas the Acquiring Fund invests both in growth stocks and value stocks.  Although each Fund is classified as “diversified” under the 1940 Act, the Target Fund maintains a more concentrated portfolio, consisting of considerably fewer portfolio holdings than that of the Acquiring Fund.  Neither Fund concentrates its investments in any one industry.

For further information about the investment objectives and policies of the Funds, see “Comparison of Investment Objectives, Principal Strategies, Policies and Principal Risks” below.

What are the principal risks associated with investments in the Target Fund versus the Acquiring Fund?
Although the Acquiring Fund and Target Fund share many of the same types of principal risks, there also are some differences in the investment risks of the two Funds.  Specifically, the Target Fund and Acquiring Fund share the following principal risks: equity securities risk, market and selection risks, foreign securities risk, foreign currencies risk, emerging markets risk, smaller companies risk and country or sector risk.  Both Funds also are subject to growth style risk, although the Acquiring Fund also is subject to value style risk.  The Target Fund also is subject to initial public offering risk, limited portfolio holdings risk and liquidity risk, whereas the Acquiring Fund is not subject to these principal risks.

For a detailed comparison of each Fund’s principal risks, see the section below entitled “Comparison of Investment Objectives, Principal Strategies, Policies and Principal Risks.”

What are the general tax consequences of the Transaction?

 It is expected that shareholders of the Target Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of the Acquiring Fund pursuant to the Transaction.  For federal income tax purposes, the Participating Insurance Companies (rather than the Contract Owners) are treated as shareholders of the Target Fund. Contract Owners should ask their own tax advisors for more information on their own tax situations.  For more detailed information about the federal income tax consequences of the Transaction, see “Information about the Transaction and the Plan – What are the tax consequences of the Transaction?”

Who manages the Funds?
Nationwide Fund Advisors (“NFA” or the “Adviser”), One Nationwide Plaza, Mail Code: 1-18-102, Columbus, Ohio 43215, manages the investment of each Fund’s assets and supervises the daily business affairs of the Funds. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. As of December 31, 2024, NFA managed in the aggregate approximately $77.8 billion in assets under management.

Subject to the supervision of NFA and the Board, one or more subadvisers manages all or a portion of each Fund’s assets in accordance with each Fund’s investment objectives and strategies. With regard to the portion of a Fund’s assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Target Fund

The Target Fund is subadvised by NS Partners LTD (“NS Partners”).  NS Partners is located at Southwest House, 11a Regent Street St. James’s, London SW1Y 4LR, United Kingdom.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Target Fund are Tim Bray and Julian Linton.

Mr. Bray is a portfolio manager and Co-CIO of NS Partners.  He has been with the firm since 1985.

Mr. Linton is a lead portfolio manager of NS Partners.  He has been with the firm since 2017.

Acquiring Fund

The Acquiring Fund is subadvised by Lazard Asset Management LLC (“Lazard”).  Lazard is located at 30 Rockefeller Plaza, New York, NY 10112.

Paul Moghtader; Peter Kashanek; Alex Lai; Kurt Livermore; and Ciprian Marin are responsible for the day-to-day management of the Acquiring Fund.

Mr. Moghtader is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He joined Lazard in 2007.

Mr. Kashanek is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He joined Lazard in 2007.

Mr. Lai is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He joined Lazard in 2008.

Mr. Livermore is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He joined Lazard in 2023. Prior to joining Lazard, Mr. Livermore was a Senior Vice President and Portfolio Manager at Acadian Asset Management from 2015 to 2023.

Mr. Marin is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He joined Lazard in 2008.

The Statement of Additional Information (“SAI”) for the Funds, dated April 30, 2025, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds. For information on how to obtain a copy of the SAI for the Funds, please see the section entitled, “More Information about the Funds.”

What are the fees and expenses of each Fund and what might they be after the Transaction?
The following tables describe the fees and expenses that you may pay when buying and holding shares of the Funds, depending on the share class you hold, followed by those estimated to be charged with respect to the corresponding class of Acquiring Fund Shares after the Transaction. The operating expenses shown for the Funds are based on expenses incurred during the Funds’ 12-month period ended December 31, 2024. The tables below also include the pro forma expenses for the Acquiring Fund after the Transaction with the Target Fund and for the relevant share classes.  In addition, the fees and expenses do not include sales charges and other expenses that may be imposed by Variable Contracts.  If these amounts were reflected, the fees and expenses would be higher than shown.  Such sales charges and other expenses are described in the Variable Contract’s prospectus.

FEE TABLES FOR THE FUNDS

Class I Shares
	Actual		Pro Forma*
	NVIT NS Partners International Focused Growth Fund (Target Fund)	NVIT International Equity Fund (Acquiring Fund)	NVIT International Equity Fund (Acquiring Fund)
	Class I	Class I	Class I after Transaction with NVIT NS Partners International Focused Growth Fund (Target Fund)

Annual Fund Operating Expenses
Management Fees	0.85%	0.80%	0.68%[1]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.25%	0.32%	0.23%
Total Annual Fund Operating Expenses	1.10%	1.12%	0.91%
Fee Waiver/Expense Reimbursement	(0.12)%[2]	(0.14%)[3]	(0.03)%[4]
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.98%	0.98%	0.88%

Class II Shares
	Actual		Pro Forma*
	NVIT NS Partners International Focused Growth Fund (Target Fund)	NVIT International Equity Fund (Acquiring Fund)	NVIT International Equity Fund (Acquiring Fund)
	Class II	Class II	Class II after Transaction with NVIT NS Partners International Focused Growth Fund (Target Fund)

Annual Fund Operating Expenses
Management Fees	0.85%	0.80%	0.68%[1]
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.25%	0.32%	0.23%
Total Annual Fund Operating Expenses	1.35%	1.37%	1.16%
Fee Waiver/Expense Reimbursement	(0.12)%[2]	(0.14%)[3]	(0.03)%[4]
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.23%	1.23%	1.13%
* Pro forma expenses are estimated as if the Transaction occurred on January 1, 2024.
1 Management Fees for the Acquiring Fund have been restated to reflect a reduction in the contractual investment advisory fee effective October 1, 2025.
2 The Trust and the Adviser have entered into a written contract limiting annual fund operating expenses of the Target Fund to 0.88% until at least April 30, 2027.  Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
3 The Trust and the Adviser have entered into a written contract limiting annual fund operating expenses of the Acquiring Fund to 0.83% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
4 The Trust and the Adviser have entered into a written contract limiting annual fund operating expenses of the Acquiring Fund to 0.73% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

Examples

These Examples are intended to help you compare the costs of investing in Target Fund shares with the cost of investing in Acquiring Fund shares of the comparable class, both before and after the Transaction. The Examples, however, do not include charges that are imposed by Variable Contracts.  If these charges were reflected, the expenses listed below would be higher.  The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. The Examples assume a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses”. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

Class I
	1 Year	3 Years	5 Years	10 Years
Target Fund – Class I Shares	$100	$338	$595	$1,329
Acquiring Fund – Class I Shares	$100	$342	$603	$1,351
Pro forma Acquiring Fund – Class I Shares (after the Transaction with Target Fund)	$90	$287	$501	$1,117

Class II
	1 Year	3 Years	5 Years	10 Years
Target Fund – Class II Shares	$125	$416	$728	$1,613
Acquiring Fund – Class II Shares	$125	$420	$737	$1,634
Pro forma Acquiring Fund – Class II Shares (after the Transaction with Target Fund)	$115	$366	$635	$1,406

These are just examples. They do not represent past or future expenses or returns. Each Fund pays its own operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account. The expenses of each of the Funds comprise expenses attributable to each Fund, respectively, as well as expenses not attributable to any particular series of the Trust that are allocated among the various series of the Trust.
How do the performance records of the Funds compare?
The following bar charts and tables provide some indication of the risks of investing in the Funds. The bar charts show the volatility or variability of the Target Fund’s and Acquiring Fund’s annual total returns over time and show that each Fund’s performance can change from year to year. The tables show the Target Fund’s average annual total returns for certain time periods compared to the returns of the MSCI EAFE Index, the current benchmark for the Target Fund, as well as the Acquiring Fund’s average annual total returns for the same time periods compared to the returns of the MSCI All Country World Index ex USA, the current benchmark for the Acquiring Fund.  Remember, however, that past performance is not necessarily an indication of how either the Target Fund or the Acquiring Fund will perform in the future.  The returns shown in the bar charts and tables do not include charges that are imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

NVIT NS Partners International Focused Growth Fund – Class I Shares

Highest Quarter:  38.41% – 2Q 2020
Lowest Quarter:  -22.48% – 2Q 2022

Year-to-Date total return as of June 30, 2025:   9.82%

NVIT International Equity Fund – Class I Shares

Highest Quarter:  16.31% – 4Q 2020
Lowest Quarter:  -24.08% – 1Q 2020

Year-to-Date total return as of June 30, 2025:   21.42%

	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Target Fund – Class I	-1.35%	1.14%	3.73%
Acquiring Fund – Class I	11.31%	7.19%	6.03%

Target Fund – Class II	-1.72%	0.88%	3.47%
Acquiring Fund – Class II	11.01%	6.92%	5.77%

Performance Benchmark for Target Fund
MSCI EAFE Index [1]	3.82%	4.73%	5.20%

Performance Benchmark for Acquiring Fund
MSCI All Country World Index ex USA[1]	5.53%	4.10%	4.80%
1 Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

In addition, the performance history of the Target Fund and Acquiring Fund as of June 30, 2025 is shown below.
	Average Annual Total Returns for the Periods Ended June 30, 2025
	1 Year	5 Years	10 Years
Target Fund – Class I	3.28%	0.29%	4.19%
Acquiring Fund – Class I	22.09%	14.49%	7.56%

Target Fund – Class II	3.09%	0.05%	3.94%
Acquiring Fund – Class II	21.78%	14.28%	7.29%

Performance Benchmark for Target Fund
MSCI EAFE Index [1]	15.83%	11.71%	6.15%

Performance Benchmark for Acquiring Fund
MSCI All Country World Index ex USA[1]	17.61%	10.92%	5.77%
1 Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

Where can I find more financial information about the Funds?
The Target Fund’s and Acquiring Fund’s Annual Reports and Semi-Annual Reports contain discussions of each Fund’s performance during their fiscal year ending December 31, 2024 and semi-annual period ending June 30, 2024, respectively, and show per share information for each of the previous five fiscal years. Each Fund’s Annual Report and Semi-Annual Report for the fiscal year ended December 31, 2024 and the semi-annual period ended June 30, 2024, respectively, is available upon request (See “More Information about the Funds”).

What are other key features of the Funds?
Investment Advisory Fees. NFA is the investment adviser of each Fund.  NFA has entered into separate investment advisory agreements relating to each Fund and each Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets.  The investment advisory fees for the Funds are:

Fund	Investment Advisory Fee
NVIT NS Partners International Focused Growth Fund	0.85% on assets up to $500 million; 0.82% on assets of $500 million and more but less than $1 billion; and 0.80% on assets of $1 billion and more
NVIT International Equity Fund[1]	0.80% on assets up to $500 million; 0.75% on assets of $500 million and more but less than $2 billion; and 0.70% on assets of $2 billion and more
1 Effective October 1, 2025, NFA has agreed to a contractual reduction of the investment advisory fees of the Acquiring Fund as follows: 0.75% on assets up to $50 million and 0.675% on assets of $50 million and more.

NFA pays a subadvisory fee to each subadviser based on the investment advisory fee NFA receives. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Target Fund and the Acquiring Fund appear in the Funds’ Annual Report to shareholders covering period ended December 31, 2024, and as filed with the SEC on Form N-CSR and made available on the Funds’ website.

Distribution Services. Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), One Nationwide Plaza, Mail Code 1-18-102, Columbus, Ohio 43215, serves as principal underwriter for both Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated May 1, 2007. In its capacity as principal underwriter, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon the sale of shares of each Fund. The Underwriting Agreement with the Trust covers both Funds.

Rule 12b-1 Plans. The Trust has adopted a distribution plan pursuant to Rule 12b-1 (the “Rule 12b-1 Plan”) and under the 1940 Act for each Fund’s Class II shares. The Rule 12b-1 Plan permits each Fund to compensate NFD, as each Fund’s principal underwriter, for expenses associated with the distribution of Class II shares of the Funds.  Although actual distribution expenses may be more or less, Class II shares pay NFD an annual fee under the Distribution Plan that will not exceed 0.25%. The Rule 12b-1 Plan applies to both Funds.

Purchase, Exchange and Redemption Procedures. There are no differences between each Fund’s procedures with regard to the purchase, exchange and redemption of Fund shares. You may refer to the prospectus for the Funds under the section entitled “Investing with Nationwide Funds” for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of each Fund’s shares. In summary, the purchase, exchange, and redemption price of each share of the Funds is its net asset value next determined after the order is received in good order by the Fund or its agent. Shares may be redeemed or exchanged at any time, subject to certain restrictions. Your Variable Contract may impose a sales charge and, because Variable Contracts may have different provisions with respect to the timing and method of redemptions, Contract Owners should contact their insurance company directly for details concerning these transactions.

Dividends, Distributions and Taxes. You may refer to the prospectus for the Funds under the section entitled “Distributions and Taxes” for each Fund’s procedures with regard to dividends, distributions and taxes. In summary, substantially all of each Fund’s net investment income, if any, is declared and paid as a dividend each quarter. Any net realized capital gains of each Fund will be declared and paid to shareholders at least annually. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. Generally, Contract Owners are not taxed currently on income or gains realized under such contracts until the income or gain is distributed.  However, income distributions from such contracts will be taxable at ordinary income tax rates, subject to certain early withdrawal penalties.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, POLICIES AND PRINCIPAL RISKS

This section describes the investment objectives, principal strategies and the key investment policies of the Funds, as well as the principal risks associated with such objectives, principal strategies and policies. For a complete description of the Acquiring Fund’s principal strategies, policies and principal risks, you should read the Acquiring Fund Summary Prospectus, which is included with this Prospectus/Information Statement.

What are the differences between the investment objectives of the Target Fund and the Acquiring Fund?
Both Funds seek long-term capital growth, although only the Acquiring Fund’s objective specifically states that it seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.  Nevertheless, even though the Target Fund’s objective does not include this additional language, the Target Fund seeks to achieve its objective by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.  The Funds’ investment objectives are non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

What are the most significant differences between the principal strategies and policies of the Target Fund compared to the Acquiring Fund?
The principal strategies of the Target Fund and the Acquiring Fund are substantially similar, yet they also have some important differences.  Both Funds invest in equity securities of non-U.S. companies, including companies in developed markets countries as well as emerging markets countries.  The Acquiring Fund invests in equity securities issued by companies of any size, including smaller companies, that are located in, that derive at least 50% of their earnings or revenues from, or that maintain at least 50% of their assets in, countries around the world other than the United States.  The Acquiring Fund also has a policy of investing, under normal circumstances, at least 80% of its net assets in equity securities. The Target Fund does not have a policy of investing a specified amount of its assets in a particular type of security, but nonetheless invests primarily in equity securities of non-U.S. companies.  Like the Acquiring Fund, the Target Fund may invest in companies of any size, including smaller capitalization companies.  The Target Fund may invest in initial public offerings (“IPOs”) as a principal investment strategy.  The Acquiring Fund does not invest in IPOs as a principal investment strategy, although it may do so as a secondary investment strategy.  Further, the Target Fund invests in growth stocks that exhibit quality characteristics, such as a consistent track record of strong earnings and stable balance sheets, whereas the Acquiring Fund invests in both growth stocks and value stocks.  Each Fund is classified as “diversified” under applicable federal law, but the Target Fund maintains a more concentrated portfolio, consisting of considerably fewer portfolio holdings, than that of the Acquiring Fund.  Neither Fund concentrates its investments in any one industry.

NS Partners, as the subadviser of the Target Fund, is responsible for the day-to-day management of the Target Fund’s portfolio.  As the subadviser to the Acquiring Fund, Lazard, is responsible for the day-to-day management of the Acquiring Fund’s portfolio.

Each Fund is classified as “diversified” under the 1940 Act, which means that, with respect to 75% of its total assets, the Fund may invest no more than 5% of such assets in any one issuer or may hold no more than 10% of the outstanding securities of any one issuer.  Each Fund will not purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in securities of issuers in the same industry.

Target Fund

 The Target Fund seeks to provide investors with long-term capital growth by creating a portfolio of non-U.S. equity securities exhibiting long-term growth and quality characteristics. The Target Fund normally invests primarily in non-U.S. securities, including issuers in emerging market countries, and is not limited in the percentage of its assets that it may invest in any one country, region or geographic area. Emerging market countries typically are developing and low- or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

The Target Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Target Fund may invest without limit in initial public offerings (“IPOs”) of issuers to seek to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Target Fund and the impact of any such IPO would be uncertain. The Target Fund typically invests in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries located around the world other than the United States. Under normal market conditions, the Target Fund also typically holds a limited number of stocks compared to the portfolio of the Acquiring Fund.

The Target Fund’s subadviser combines bottom-up fundamental stock selection with industry, sector and regional analyses. The subadviser’s investment process seeks to capture returns from identifying the inefficiencies that result from the failure of markets to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of companies’ sustainable competitive advantages. The subadviser therefore generally buys stocks of companies in countries that exhibit these traits and are generating high and improving returns on invested capital, and generally sells stocks of companies that may not meet these criteria.

The Target Fund may achieve its exposure to non-U.S. securities either directly, including through investments in securities listed outside the United States, or indirectly in U.S.-listed securities of non-U.S. issuers, or through depositary receipts such as American Depositary Receipts (ADRs). Many securities in which the Target Fund invests are denominated in currencies other than the U.S. dollar.

Acquiring Fund

The Acquiring Fund invests primarily in equity securities issued by companies of any size, including smaller companies, that are located in, that derive at least 50% of their earnings or revenues from, or that maintain at least 50% of their assets in, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. Emerging market countries typically are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Many securities in which the Acquiring Fund invests are denominated in currencies other than the U.S. dollar. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets in equity securities.

The Acquiring Fund invests in companies that exhibit characteristics consistent with either a growth style or a value style of investing. In other words, the Acquiring Fund targets companies whose earnings are expected to grow consistently faster than those of other companies, but also targets companies that the subadviser believes to be undervalued in the marketplace compared to their intrinsic value. Stocks are selected for the portfolio from an investment universe of approximately 3,500 developed- and emerging-market stocks using an active, quantitatively based investment process that evaluates each company on a daily basis relative to global peers. Each company in the investible universe is measured daily in terms of its growth potential, valuation, market sentiment, and financial quality.

The Acquiring Fund’s subadviser may consider selling a security for several reasons, including when (1) its price changes such that the subadviser believes it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.

How do the fundamental investment restrictions of the Target Fund differ from the Acquiring Fund?
The Funds have adopted identical fundamental investment restrictions. Neither Fund may change any of its fundamental investment restrictions without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less. The Acquiring Fund’s fundamental investment restrictions are listed in the Acquiring Fund’s Statement of Additional Information dated April 30, 2025 (1933 Act File No. 002-73024), which is incorporated by reference into the SAI relating to this Prospectus/Information Statement and is available upon request.

What are the principal risk factors associated with investments in the Funds?
Like all investments, an investment in either of the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. A Fund’s ability to achieve its objective will depend, among other things, on the portfolio managers’ analytical and portfolio management skills. As with any fund, the value of the Funds’ investments—and therefore, the value of Fund shares—may fluctuate.

Although the Target Fund and the Acquiring Fund have similar principal risks, there are also some differences in the investment risks of the two Funds.  Specifically, the Target Fund and the Acquiring Fund share the following risks: equity securities risk, market and selection risks, foreign securities risk, foreign currencies risk, emerging markets risk, smaller companies risk and country or sector risk.  Both Funds also are subject to growth style risk, although the Acquiring Fund also is subject to value style risk.  The Target Fund also is subject to initial public offering risk, limited portfolio holdings risk and liquidity risk, whereas the Acquiring Fund is not subject to these principal risks.

Investments in the Funds, as indicated below, are subject to the following principal risks:

Country or sector risk – (Target Fund and Acquiring Fund) if the Fund emphasizes one or more countries or economic sectors, it will be more susceptible to the financial, market or economic events affecting the particular issuers in which it invests than funds that do not emphasize particular countries or sectors.

Emerging markets risk – (Target Fund and Acquiring Fund) emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.

Equity securities risk – (Target Fund and Acquiring Fund) stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Foreign currencies risk – (Target Fund and Acquiring Fund) foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign securities risk – (Target Fund and Acquiring Fund) foreign securities often are more volatile, harder to price and less liquid than U.S. securities.  The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Growth style risk – (Target Fund and Acquiring Fund) growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Initial public offering risk – (Target Fund) availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Limited portfolio holdings risk – (Target Fund) because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return.  Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.

Liquidity risk – (Target Fund) when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.

Market risk – (Target Fund and Acquiring Fund) the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.

Selection risk – (Target Fund and Acquiring Fund) the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.

Smaller companies risk – (Target Fund and Acquiring Fund) smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Value style risk – (Acquiring Fund) value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually is appropriately priced. In addition, value stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

FACTORS CONSIDERED BY THE BOARD

NFA proposed the Transaction at the Board’s June 10, 2025 meeting. In approving the proposal, the Board considered, among other things, that: each Fund sought long-term capital growth as an investment objective, with the Acquiring Fund specifying long-term capital growth by investing primarily in securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries; the principal investment strategies of the Target Fund and the Acquiring Fund are not identical, but they are similar and the Funds had identical fundamental investment restrictions; the underperformance of the Target Fund compared to the Acquiring Fund which was ranked in the top decile of its Morningstar Category for each of the 1-, 3-, 5- and 10- year periods ended March 31, 2025; the Transaction was expected to result in lower gross and net expenses for shareholders of each class of shares of the Target Fund; the Adviser may benefit from the potential to attract additional assets to the Acquiring Fund; and NFA had negotiated a reduction in the subadvisory fee payable to the subadviser of the Acquiring Fund and consequently reduced the contractual investment advisory fee it receives for managing the Acquiring Fund in order to pass through more than the amount of the subadvisory fee reduction to the Acquiring Fund’s shareholders. The Board noted the project and transition costs in connection with the proposal, including as a result of the repositioning of a substantial portion of the Target Fund’s portfolio, and considered the Adviser’s statements that the savings realized by Target Fund shareholders as shareholders of the Acquiring Fund would allow these shareholders to quickly recoup the effect of those costs. The Board further considered that NFA would bear all expenses (other than brokerage expenses) of the Transaction; that the Transaction would be effected on the basis of each Fund’s net asset values per share; and that NFA had otherwise determined that the Transaction would not result in the dilution of the interest of shareholders of any Fund.

Based on its review of these factors and other information presented to it, and on the basis of NFA’s recommendations, the Board, including a majority of the Independent Trustees, determined that the Transaction would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the Transaction.

INFORMATION ABOUT THE TRANSACTION AND THE PLAN

This is only a summary of the Plan. You should read the actual Plan relating to the Transaction, which is attached as Exhibit A to this Prospectus/Information Statement and is incorporated herein by reference.

How will the Transaction be carried out?
The Transaction will take place after the parties to the Plan satisfy various conditions. On the Closing Date, the Target Fund will deliver to the Acquiring Fund all of its Assets, and the Acquiring Fund will assume any liabilities of the Target Fund. In exchange, the Trust, on behalf of the Target Fund, will receive Acquiring Fund Shares to be distributed pro rata to the Target Fund’s shareholders. The value of the Assets to be delivered to the Acquiring Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. (“NYSE”) (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date (the “Valuation Date”). Both Funds are subject to the same Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s net asset value.

The stock transfer books of the Target Fund will be permanently closed as of the close of business of the NYSE on the business day before the Valuation Date. The Target Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Acquiring Fund.

To the extent permitted by law, the Plan may be amended at the direction of the Board. The Board may also agree to terminate and abandon the Transaction at any time or may terminate and abandon the Transaction if certain conditions required under the Plan have not been satisfied.

Who will pay the expenses of the Transaction?
The expenses related to the Transaction (excluding brokerage costs), including the costs associated with the delivery of this Prospectus/Information Statement, will be paid by NFA, whether or not the Transaction is consummated. Brokerage costs related to the repositioning of the Target Fund, if any, will be paid by the Target Fund, which ultimately are paid by shareholders of the Target Fund. Brokerage costs following the merger will be paid by the Acquiring Fund, which ultimately are paid by all shareholders of the Acquiring Fund. For further discussion of the transaction costs, see below under “What are the tax consequences of the Transaction?—Sale of Assets.”

What are the tax consequences of the Transaction?

The following is a general summary of the material federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

Each Fund has elected and qualified since its inception for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code and the Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Closing Date.

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Neither the Target Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Transaction. Based on certain assumptions and customary representations to be made on behalf of the Target Fund and Acquiring Fund, Stradley Ronon Stevens & Young, LLP (the Trust’s legal counsel) will, as a condition to the closing of the Transaction, provide a legal opinion to the effect that, for federal income tax purposes, (i) shareholders of the Target Fund will not recognize any gain or loss as a result of the exchange of their shares of the Target Fund for shares of the Acquiring Fund, (ii) the Acquiring Fund will not recognize any gain or loss upon receipt by the Acquiring Fund of the Target Fund’s assets, (iii) the Target Fund will not recognize any gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares or upon the distribution of those Acquiring Fund Shares to the shareholders of the Target Fund, (iv) the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of those assets in the hands of the Target Fund immediately prior to the Transaction, and the Acquiring Fund’s holding period in such assets will include the period during which such assets were held by the Target Fund and (v) the holding period and aggregate tax basis of the Acquiring Fund Shares that are received by a Target Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Target Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Transaction on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts. If the Transaction is consummated but does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its Assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund Shares and the fair market value of the Acquiring Fund Shares it received. However, in light of the tax-favored status of the shareholders of the Acquiring Fund and the Target Fund, which are the Participating Insurance Companies and their separate accounts, failure of the Transaction to qualify as a tax-free reorganization should not result in any material adverse federal income tax consequences to the shareholders of either Fund or to

Contract Owners that have selected either Fund as an investment option.  The following discussion assumes that the Transaction qualifies as a tax-free reorganization for federal income tax purposes.

Target Fund Dividend Distribution. Prior to the closing of the Transaction, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Transaction.

Sale of Assets.  Approximately 95% of the Target Fund’s portfolio securities will be sold in connection with the Transaction as distinct from normal portfolio turnover.  Such sale may occur before or after the date of closing of the Transaction.  These sales may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders.  The amount of any capital gains that may be realized and distributed to the shareholders of the Target Fund will depend upon a variety of factors, including the Target Fund’s net unrealized appreciation in the value of its portfolio assets at that time and available capital loss carryovers. Taking into account the Target Fund’s net unrealized appreciation in portfolio assets on a tax basis at April 30, 2025 of $28,190,556 (14.6% of net asset value) and capital loss carryovers in the amount of $(27,748,163) available as of such date to offset any capital gains realized by the Target Fund, it is anticipated that the sale of such portfolio assets prior to the date of closing of the Transaction may result in capital gains being distributed to shareholders. Additionally, if the sale of such portfolio assets occurs after the date of closing of a Transaction, the ability of a combined Fund to fully utilize the Target Fund’s capital loss carryovers, if any as of the date of closing, to offset the resulting capital gain may be limited as described below with the result that shareholders of the Acquiring Fund may receive a greater amount of capital gain distributions than they would have had the Transaction not occurred. Transaction costs also may be incurred due to the repositioning of the portfolio.  NFA believes that these portfolio transaction costs will be approximately $732,600, or 0.38%.

General Limitations on Capital Losses. The tax attributes, including capital loss carryovers, if any as of the date of closing of the Transaction, of the Target Fund move to the Acquiring Fund in the Transaction. The capital loss carryovers, if any as of the date of closing of the Transaction, of the Target Fund and the Acquiring Fund are available to offset future gains recognized by the combined Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable the effect of which may be to increase the amount of taxable gain to the combined Fund and its shareholders post-closing. First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Transaction on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Transaction closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if a Fund has built-in gains at the time of the Transaction that are realized by the combined Fund in the five-year period following the Transaction, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Fund for such taxable year. As of December 31, 2024, the Target Fund had capital loss carryovers of $(27,748,163), but the Acquiring Fund had no capital loss carryovers.

Appreciation in Value of Investments.  Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by its corresponding Acquiring Fund and not distributed to its shareholders prior to the Transaction when such income and gains are eventually distributed by the Acquiring Fund.  As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Transaction not occurred.  In addition, if the Acquiring Fund, following the Transaction, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Target Fund, shareholders of the Target Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Transaction had not occurred.  The unrealized appreciation in value of investments as a percentage of its net asset value at April 30, 2025 was 14.6% for the Target Fund compared to 17.2% for the Acquiring Fund and 31.8% on a combined basis.  As a result, shareholders of the Acquiring Fund may receive a greater amount of taxable distributions than they would have had a Transaction not occurred.

General.  This discussion is only a general summary of certain federal income tax consequences.  For federal income tax purposes, Nationwide Life and the Participating Insurance Companies (rather than the Contract Owners) are treated as shareholders of a Target Fund. Contract Owners should ask their own tax advisors for more information on their own tax situation, including the possible applicability of federal, state and local tax consequences.

What should I know about shares of the Target Fund and Acquiring Fund?
Upon the closing of the Transaction, Class I and Class II shares of the Target Fund will be exchanged for Class I and Class II shares, respectively, of the Acquiring Fund. The fees and expenses of each Class are provided above in the section “Fee Tables for the Target Fund and Acquiring Fund.”

Full and fractional Acquiring Fund Shares will be distributed to shareholders of the Target Fund in accordance with the procedures described above. When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights. The Acquiring Fund Shares will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. The Acquiring Fund Shares to be issued in the Transaction have the same rights and privileges as your shares of the Target Fund.

Like the Target Fund, the Acquiring Fund does not routinely hold annual meetings of shareholders. The Acquiring Fund may hold special meetings for matters requiring shareholder approval. A meeting of the Acquiring Fund’s shareholders may also be called at any time by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?
The following table sets forth, as of December 31, 2024, the separate capitalizations of the Target Fund and Acquiring Fund, and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Transaction. The capitalization of the Acquiring Fund is likely to be different if and when the Transaction is actually consummated.

	Target Fund	Acquiring Fund	Pro Forma Adjustments to Capitalization[1]	Acquiring Fund after Transaction[1] (estimated)
Net assets (all classes)	$191,555,165	$108,344,760	$-	$299,899,925
Total shares outstanding	25,244,203	9,341,932	(8,676,602)	25,909,533

Class I net assets	$58,216,537	$58,566,254	$-	$116,782,791
Class I shares outstanding	7,617,285	5,019,594	(2,627,665)	10,009,214
Class I net asset value per share	$7.64	$11.67	None	$11.67

Class II net assets	$133,338,628	$49,778,506	$-	$183,117,134
Class II shares outstanding	17,626,918	4,322,338	(6,048,937)	15,900,319
Class II net asset value per share	$7.56	$11.52	None	$11.52

1 Reflects the conversion of Target Fund Shares for Acquiring Fund Shares as a result of the Transaction.

MORE INFORMATION ABOUT THE FUNDS

Fund Administration and Transfer Agency Services. Under the terms of a Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at One Nationwide Plaza, Mail Code: 1-18-102, Columbus, Ohio 43215. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to JPMorgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp; and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Custodian. JPMorgan Chase Bank, N.A., 383 Madison Avenue, Floor 11, New York, NY 10179, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accountant.

Additional Information. The following information about the Acquiring Fund or Target Fund (1933 Act File No. 002-73024 for the Acquiring Fund and Target Fund) is incorporated herein by reference and considered a part of this Prospectus/Information Statement: (i) the Target Fund Prospectus dated April 30, 2025, which is incorporated by reference herein; (ii) the Acquiring Fund’s and the Target Fund’s SAI dated April 30, 2025, related to the Acquiring Fund Prospectus and the Target Fund Prospectus; (iii) the Statement of Additional Information dated July 25, 2025 (relating to this Prospectus/Information Statement), which has been filed with the SEC and is incorporated by reference herein; and (iv) the Acquiring Fund’s and the Target Fund’s Annual Report and Semi-Annual Report to Shareholders for the periods ended December 31, 2024 and June 30, 2024, respectively. You may request free copies of the Statements of Additional Information (including any supplements), the Annual Reports and/or Semi-Annual Reports, which have been or will be filed with the SEC, by calling (844) 202-7202 or by writing to the Trust: One Nationwide Plaza, Mail Code: 1-18-102, Columbus, Ohio 43215.

This Prospectus/Information Statement, which constitutes part of a Registration Statement on Form N-14 filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (call (202)-551-8090 for hours of operation). Also, copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s internet site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

EXHIBITS TO
PROSPECTUS/INFORMATION STATEMENT

Exhibit
A	Form of Plan of Reorganization for the Target Fund
B	Financial Highlights

EXHIBIT A
FORM OF
PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the “Plan”), made as of this [___] day of [________], 2025 is adopted by Nationwide Variable Insurance Trust (the “Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Nationwide Plaza, Columbus, Ohio 43215, on behalf of two of its series, as set forth below:

NVIT NS Partners International Focused Growth Fund (the “Target Fund”)	NVIT International Equity Fund (the “Acquiring Fund”)
Class I	Class I
Class II	Class II

The reorganization (hereinafter referred to as the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill (“Assets”) of the Target Fund in exchange solely for shares of beneficial interest, without par value, of the corresponding class of shares of the Acquiring Fund listed in the table above; (ii) the assumption by the Acquiring Fund of all of the Target Fund’s Liabilities (as defined below); (iii) the distribution of each class of the Acquiring Fund’s shares to the shareholders of its corresponding class of shares of the Target Fund, according to their respective interests, in complete liquidation of the Target Fund; and (iv) the liquidation and dissolution of the Target Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

1.	Sale and Transfer of Assets, Liquidation and Dissolution of the Target Fund

(a) Subject to the terms and conditions of this Plan, the Trust, on behalf of the Target Fund, will sell, assign, convey, transfer and deliver to the Acquiring Fund, at the Closing provided for in Section 3, all of the then existing Assets of the Target Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that the Target Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) subject to clause (2), to discharge all of the Target Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and (2) to pay such contingent liabilities as the trustees of the Trust shall reasonably deem to exist against the Target Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Target Fund (hereinafter “Net Assets”). The Target Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Trust shall use commercially reasonable efforts to identify all of the Target Fund’s liabilities, debts, obligations and duties of any nature, whether accrued absolute, contingent or otherwise (“Liabilities”), prior to the Valuation Date and shall discharge all such known Liabilities on or prior to the Valuation Date. To the extent that any Liabilities are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume such Liabilities.

(b) Subject to the terms and conditions of this Plan, the Trust shall deliver to the Target Fund the number of shares of each class of the Acquiring Fund determined by dividing the net asset value per share of the corresponding share class of the Target Fund as of Close of Business on the Valuation Date by the net asset value per share of the corresponding class of the Acquiring Fund as of Close of Business on the Valuation Date, and

multiplying the result by the number of outstanding shares of the corresponding Target Fund class as of Close of Business on the Valuation Date, provided, however, that the number of each class of shares of the Acquiring Fund to be so issued shall not exceed the number of shares determined by dividing the total net assets of the Target Fund, determined as of the Valuation Date, attributable to such class of shares of the Target Fund, by the net asset value per share of the corresponding class of the Acquiring Fund as of the Valuation Date. Each class of shares of the Acquiring Fund received shall be distributed pro rata to the shareholders of record of the corresponding class of the Target Fund as of the Close of Business on the Valuation Date.

(c) As soon as practicable following the Closing, the Trust shall dissolve the Target Fund and distribute pro rata to the Target Fund’s shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Acquiring Fund received by the Target Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Target Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Acquiring Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Acquiring Fund will be issued to shareholders of the Target Fund irrespective of whether such shareholders hold their shares in certificated form.

(d) At the Closing, any outstanding certificate that, prior to Closing, represented shares of beneficial interest of the Target Fund, shall be cancelled and shall no longer evidence ownership thereof.

(e) At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.

2.	Valuation

(a) The value of the Target Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date using the valuation procedures adopted by the Trust on behalf of the Target Fund and the Acquiring Fund (“Valuation Procedures”).

(b) The net asset value of a share of beneficial interest of the Acquiring Fund Class I Shares and Acquiring Fund Class II Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the Valuation Procedures.

(c) The net asset value of a share of beneficial interest of the Target Fund Class I Shares and Target Fund Class II Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the Valuation Procedures.

3.	Closing and Valuation Date

The Valuation Date shall be October 24, 2025 or such later date as the Trust may designate. The Closing shall take place at the principal office of the Trust, at One Nationwide Plaza, Columbus, Ohio 43215 at approximately 9:00 a.m., Eastern time, on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Target Fund and the Acquiring Fund is practicable in the judgment of the Trust. The Trust shall have provided for delivery as of the Closing of those Net Assets of the Target Fund to be transferred to the Acquiring Fund’s Custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008. Also, the Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the Target Fund, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the registered shares of the Acquiring Fund to be delivered at the Closing to said transfer agent or provide evidence that such shares of beneficial interest of the Acquiring Fund have been registered in an open account on the books of the Acquiring Fund.

4.	Necessary Findings of Fact by the Trust on behalf of the Target Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Target Fund, without par value. Each outstanding share of the Target Fund is validly issued, fully paid, non-assessable and has full voting rights.

(b) The financial statements appearing in the Target Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2024, and any subsequent financial statements, audited by PricewaterhouseCoopers LLP, and any unaudited financial statements, fairly present the financial position of the Target Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(c) The books and records of the Target Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements (“FIN 48 Workpapers”), made available to the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Target Fund.

(d) The statement of assets and liabilities to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Target Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(e) At the Closing, the Trust, on behalf of the Target Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(f) The Trust has elected to treat the Target Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Target Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified for treatment as a RIC for each taxable year since its inception, and will so qualify as a RIC as of the Closing, and the consummation of the transaction contemplated by the Plan will not cause the Target Fund to fail to qualify as a RIC as of the Closing. The Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

(g) There are no material contracts outstanding to which the Target Fund is a party, other than as disclosed in the Target Fund’s registration statement on Form N-1A filed with the U.S. Securities and Exchange Commission (the “Commission”) or the Target Fund’s Prospectus.

5.	Necessary Findings of Fact by the Trust on behalf of the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund is fully paid, non-assessable and has full voting rights. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable, and have full voting rights.

(b) At the Closing, each class of shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Plan will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the Target Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Plan to be consummated.

(c) The statement of assets and liabilities of the Acquiring Fund to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(d) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (c) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(e) The books and records of the Acquiring Fund, including FIN 48 Workpapers, made available to the Target Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f) The Trust has elected to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, has qualified for treatment as a RIC for each taxable year since its inception, and will so qualify as a RIC as of the Closing, and the consummation of the transaction contemplated by the Plan will not cause the Acquiring Fund to fail to qualify as a RIC from and after the Closing. The Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund’s registration statement on Form N-1A filed with the Commission or the Acquiring Fund’s Prospectus.

6.	Necessary Findings of Fact by the Trust on behalf of the Target Fund and the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is a statutory trust created under the laws of the State of Delaware on October 1, 2004, and is validly existing and in good standing under the laws of that state. The Trust, of which the Target Fund and the Acquiring Fund are separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

(b) The Trust has the necessary trust power and authority to conduct its business and the business of the Target Fund and Acquiring Fund as such businesses are now being conducted.

(c) The Trust is not a party to or obligated under any provision of its Second Amended and Restated Agreement and Declaration of Trust (“Agreement and Declaration of Trust”); Third Amended and Restated By-Laws (“By-Laws”); or any material contract or material commitment or obligation that would be violated by its execution of or performance under the Plan. Furthermore, the Trust is not subject to any order or decree that would be violated by performance under this Plan.

(d) The Trust has full trust power and authority to enter into and perform its obligations under this Plan. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Plan have been validly authorized, and this Plan constitutes its legal and valid obligation.

(e) The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

(f) Neither the Trust, the Target Fund nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(g) There are no legal, administrative or other proceedings or investigations against the Trust, the Target Fund or the Acquiring Fund, or, to the Trust’s knowledge, threatened against any of them, that would materially affect their financial condition or their ability to consummate the transactions contemplated by this Plan. The Trust, the Target Fund and the Acquiring Fund are not charged with or, to the Trust’s knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) The Trust has duly filed, on behalf of the Target Fund and the Acquiring Fund, as applicable, all Tax (as defined below) returns and reports (including information returns) that are required to have been filed by the Target Fund and the Acquiring Fund, respectively, and all such returns and reports accurately state, in all materials respects, the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Target Fund or the Acquiring Fund, as applicable. The Trust has, on behalf of each of the Target Fund and the Acquiring Fund, paid or made provision and properly accounted for all Taxes (as defined below) shown to be due on such Tax returns and reports or on any actual or proposed deficiency assessments received with respect to the Target Fund or the Acquiring Fund. The amounts established as provisions for Taxes in the books and records of each of the Target Fund and the Acquiring Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or will be payable by the Target Fund or the Acquiring Fund, as applicable, for all periods or fiscal years (or portions thereof) ending on or before the Close of Business on the Valuation Date. No Tax return filed by the Trust on behalf of the Target Fund or the Acquiring Fund is currently being audited by the Internal Revenue Service or by any state or local taxing authority. To the knowledge of the Trust, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of either the Target Fund or the Acquiring Fund. As used in this Plan, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

(i) All information provided by the Trust for inclusion in, or transmittal with, the prospectus and statement of additional information with respect to this Plan pursuant to which the Target Fund shareholders will be informed of the Reorganization, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(j) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Plan, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	Obligations of the Trust on behalf of the Target Fund

(a) The Trust shall operate the business of the Target Fund as presently conducted between the date hereof and the Closing.

(b) The Trust, on behalf of the Target Fund, shall not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Target Fund’s shareholders.

(c) The Trust shall file, by the date of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d) At the Closing, the Trust shall provide:

(1) A statement of the respective tax basis and holding periods of all investments to be transferred by the Target Fund to the Acquiring Fund.

(2) A copy (which may be in electronic form) of the Target Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Department of the Treasury (the “Treasury Regulations”) following the Closing for all of the shareholders of record of the Target Fund’s shares as of the Close of Business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

(3) A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(4) If requested by the Trust on behalf of the Acquiring Fund, all FIN 48 Workpapers and supporting statements pertaining to the Target Fund.

(e) The Trust shall mail to each shareholder of record of the Target Fund as of the Valuation Date a prospectus and statement of additional information that complies in all material respects with the requirements of Form N-14.

(f) At the Closing, the Trust shall provide the statement of the assets and liabilities described in Section 4(d) of this Plan in conformity with the requirements described in such Section.

(g) The Target Fund has made available to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(h) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the applicable class of shares of the Acquiring Fund received at the Closing.

(i) The Target Fund shall not take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(j) As promptly as practicable, but in any case within sixty (60) days after the date of Closing, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income Tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.

(k) The Target Fund will declare prior to the Valuation Date and pay before the date of the Closing, a dividend with a record and ex-dividend date on or prior to such Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (A) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the date of the Closing and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid), and (B) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the date of the Closing and substantially all of any such net capital gain recognized in such final taxable year (in each case after the reduction for any capital loss carryover).

8.	Obligations of the Trust on behalf of the Acquiring Fund

(a) The shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Target Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights deemed to have been created pursuant to this Plan.

(b) The Trust shall operate the business of the Acquiring Fund as presently conducted between the date hereof and the Closing.

(c) The Trust shall file, by the date of the Closing, all of the Acquiring Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(d) At the Closing, the Trust shall provide the statement of assets and liabilities described in Section 5(c) of this Plan in conformity with the requirements described in such Section.

(e) The Trust shall have filed with the Commission a registration statement relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and shall have used its best efforts to provide that such registration statement becomes effective as promptly as practicable. At the time such registration statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the registration statement becomes effective, and at the Closing, the prospectus and statement of additional information included in the registration statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) The Acquiring Fund shall not take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

9.	Conditions Precedent to be Fulfilled by the Trust on behalf of the Target Fund and the Acquiring Fund

The consummation of this Plan and the Reorganization hereunder shall be subject to the following respective conditions:

(a) That (1) all the necessary findings of fact contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the performance of all obligations required by this Plan to be performed by the Trust shall have been performed at or prior to the Closing; and (3) the Trust shall have executed a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b) The Trust shall provide a copy of the resolutions approving this Plan adopted by the Trust’s Board of Trustees, certified by the Secretary or equivalent officer.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of the Trust, the Target Fund or the Acquiring Fund or would prohibit the transactions contemplated hereby.

(d) That the Target Fund shall have declared prior to the Valuation Date and paid before the date of the Closing, a dividend or dividends with a record and ex-dividend date on or prior to such Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (A) all of Target Fund’s investment company taxable income for the taxable year ended prior to the date of the Closing and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid), and (B) all of Target Fund’s net capital gain recognized in its taxable year ended prior to the date of the Closing and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(e) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Target Fund or the Acquiring Fund.

(f) That prior to or at the Closing, the Trust shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the terms of this Plan and in accordance with customary representations provided by the Trust in certificates delivered to SRSY:

(1) The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and the assumption of its liabilities by, the Acquiring Fund in exchange solely for the voting shares of the Acquiring Fund pursuant to Section 361(a) and Section 357(a) of the Code;

(3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and the shares of the Acquiring Fund pursuant to Section 1032(a) of the Code;

(4) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code;

(5) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization under Section 362(b) of the Code;

(6) The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

(7) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their shares in the Target Fund solely for the shares (including fractional shares to which they may be entitled) of the Acquiring Fund pursuant to Section 354(a) of the Code;

(8) The aggregate tax basis of the Acquiring Fund shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) of the Acquiring Fund will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor pursuant to Section 358(a)(1) of the Code;

(9) The holding period of the Acquiring Fund shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares surrendered in exchange therefor, provided that the shareholder held the Target Fund shares as a capital asset on the effective date of the Reorganization pursuant to Section 1223(l) of the Code; and

(10) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and (ii) any Target Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall contain such limitations as shall be in the opinion of SRSY appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 9(f).

(g) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Trust, to the effect that:

(1) The Trust was created as a statutory trust under the laws of the State of Delaware on October 1, 2004 and is validly existing and in good standing under the laws of the State of Delaware;

(2) The Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

(3) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Target Fund and Acquiring Fund;

(4) Assuming that the initial shares of beneficial interest of the Target Fund were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-Laws of the Trust, and that all other such outstanding shares of the Target Fund were sold, issued and paid for in accordance with the terms of the Target Fund’s Prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(5) Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Trust’s Agreement and Declaration of Trust and By-Laws, and that all other such outstanding shares of the Acquiring Fund were sold, issued and paid for in accordance with the terms of the Acquiring Fund’s Prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(6) Such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust, the Target Fund or the Acquiring Fund;

(7) The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Plan;

(8) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws); and

(9) Neither the execution nor performance of this Plan by the Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound.

In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(h) That the Trust’s registration statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Target Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the registration statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(i) That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Target Fund shareholder.

(j) That at the Closing, the Trust, on behalf of the Target Fund, transfers to the Acquiring Fund Net Assets of the Target Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Target Fund at the Close of Business on the Valuation Date.

(k) The Target Fund will provide the Acquiring Fund with (1) a statement of the respective Tax basis and holding period for all investments to be transferred by the Target Fund to the Acquiring Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by the Trust on behalf of the Acquiring Fund, all FIN 48 Workpapers pertaining to the Target Fund, (4) the Tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for Tax periods ending after the Closing, and (5) if requested by the Trust on behalf of the Acquiring Fund, a statement of earnings and profits as provided in Section 7(j).

10.	Fees and Expenses; Other Plans

The expenses of entering into and carrying out the provisions of this Plan, whether or not consummated, shall be borne by Nationwide Fund Advisors.

11.	Termination; Waiver; Order

(a) Anything contained in this Plan to the contrary notwithstanding, the Trust may terminate this Plan and the Reorganization may be abandoned at any time prior to the Closing.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2025, this Plan shall automatically terminate on that date, unless a later date is established by the Trust.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Trust or its trustees, officers, agents or shareholders in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Trust.

(e)  The respective necessary findings of fact and obligations contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither the Trust, nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such necessary findings of fact or obligations after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Trust against any liability for which such officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Fund, unless such further vote is required by applicable law.

12.	Liability of the Trust

The Trust acknowledges that: (i) all obligations of the Trust under this Plan are binding only with respect to the Trust, the Target Fund and the Acquiring Fund; (ii) any liability of the Trust under this Plan with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; (iii) any liability of the Trust under this Plan with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund; and (iv) no other series of the Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein, and that neither the Trust, the Target Fund nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of any other series of the Trust.

13.	Final Tax Returns and Forms 1099 of the Target Fund

(a) After the Closing, the Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the Trust with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b) Any expenses incurred by the Trust or the Target Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Target Fund to the extent such expenses have been or should have been accrued by the Target Fund in the ordinary course without regard to the Reorganization contemplated by this Plan; any excess expenses shall be borne by Nationwide Fund Advisors at the time such Tax returns and Forms 1099 are prepared.

14.	Amendments

This Plan may only be amended in writing at the direction of the Board of Trustees of the Trust.

15.	Governing Law

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

The Trust has adopted this Plan of Reorganization and it shall be deemed effective, all as of the day and year first-above written.

Nationwide Variable Insurance Trust, on behalf of the NVIT NS Partners International Focused Growth Fund and NVIT International Equity Fund

By:
Kevin T. Jestice, President and Chief Executive Officer

Acknowledged by Nationwide Fund Advisors

By:
Kevin T. Jestice, President

EXHIBIT B
FINANCIAL HIGHLIGHTS

The financial highlight tables below are intended to help you understand the NVIT NS Partners International Focused Growth Fund’s and NVIT International Equity Fund’s financial performance for the past five fiscal years and are included in the NVIT NS Partners International Focused Growth Fund’s prospectus and NVIT International Equity Fund’s prospectus, which are each incorporated herein by reference. The fiscal year end for both the NVIT NS Partners International Focused Growth Fund and the NVIT International Equity Fund is December 31. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ reports filed on Form N-CSR, which are filed with the U.S. Securities and Exchange Commission and are available on the Funds’ website.

NVIT NS Partners International Focused Growth Fund

	Operations				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning	Net Investment Income	Net Realized and Unrealized Gains (Losses) from		Net Investment			Net Asset Value, End of		Net Assets, End of Period (In	Ratio of Expenses to Average Net	Ratio of Net Investment Income (Loss) to Average Net	Ratio of Expenses (Prior to Reimburse-ments) to Average Net	Portfolio
Period Ended	of Period	(Loss)(a)	Investments	Total from Operations	Income	Net Realized Gains	Total Distributions	Period	Total Return(b)(c)	Thousands)	Assets(d)	Assets(d)	Assets(d)(e)	Turnover(b)(f)
Class I Shares
12/31/2024	$ 7.77	$ 0.04	$(0.14)	$(0.10)	$(0.03)	$—	$(0.03)	$ 7.64	(1.35)%	$ 58,217	0.98%	0.47%	1.10%	46.95%
12/31/2023	6.85	0.04	1.02	1.06	(0.14)	—	(0.14)	7.77	15.67%	67,051	0.97%	0.53%	1.10%	27.79%
12/31/2022	11.56	0.05	(4.45)	(4.40)(g)	—	(0.31)	(0.31)	6.85	(37.93)%(g)	61,455	0.97%	0.66%	1.15%	94.95%
12/31/2021	12.09	(0.05)	(0.02)	(0.07)	(0.05)	(0.41)	(0.46)	11.56	(1.08)%	103,199	0.97%	(0.42)%	1.10%	21.23%
12/31/2020	11.26	0.08	4.93	5.01	(0.13)	(4.05)	(4.18)	12.09	51.04%	112,437	0.97%	0.69%	1.16%	45.67%
Class II Shares
12/31/2024	7.71	0.02	(0.15)	(0.13)	(0.02)	—	(0.02)	7.56	(1.72)%	133,339	1.23%	0.22%	1.35%	46.95%
12/31/2023	6.77	0.02	1.02	1.04	(0.10)	—	(0.10)	7.71	15.54%	159,343	1.22%	0.28%	1.35%	27.79%
12/31/2022	11.46	0.03	(4.41)	(4.38)(g)	—	(0.31)	(0.31)	6.77	(38.08)%(g)	159,211	1.22%	0.42%	1.40%	94.95%
12/31/2021	12.01	(0.09)	(0.02)	(0.11)	(0.03)	(0.41)	(0.44)	11.46	(1.41)%	226,592	1.22%	(0.68)%	1.35%	21.23%
12/31/2020	11.20	0.04	4.92	4.96	(0.10)	(4.05)	(4.15)	12.01	50.76%	138,672	1.22%	0.39%	1.41%	45.67%
Amounts designated as “—” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)
Includes settlement proceeds which impacted the Fund’s per share operations activity and total return. The per share impact was $0.07 for both Class I and Class II. Excluding the settlement proceeds, the Class I and Class II total returns are -38.58% and -38.68% respectively. (Note 10)

NVIT International Equity Fund

	Operations				Distributions					Ratios/Supplemental Data
			Net Realized and										Ratio of Expenses
			Unrealized									Ratio of Net	(Prior to
	Net Asset Value,	Net	Gains (Losses)		Net			Net Asset		Net Assets, End of Period	Ratio of Expenses to	Investment Income to	Reimburse-ments) to
	Beginning	Investment	from		Investment			Value, End of		(In	Average Net	Average Net	Average Net	Portfolio
Period Ended	of Period	Income(a)	Investments	Total from Operations	Income	Net Realized Gains	Total Distributions	Period	Total Return(b)(c)	Thousands)	Assets(d)	Assets(d)	Assets(d)(e)	Turnover(b)(f)
Class I Shares
12/31/2024	$10.75	$0.21	$ 1.01	$ 1.22	$(0.30)	$—	$(0.30)	$11.67	11.31%	$58,566	0.98%	1.75%	1.12%	81.82%
12/31/2023	9.08	0.26	1.69	1.95	(0.28)	—	(0.28)	10.75	21.70%	47,984	0.98%	2.59%	1.12%	74.54%
12/31/2022	12.75	0.37	(2.25)	(1.88)	(0.38)	(1.41)	(1.79)	9.08	(14.12)%	44,377	1.11%	3.54%	1.12%	68.60%
12/31/2021	11.61	0.30	1.17	1.47	(0.33)	—	(0.33)	12.75	12.66%	56,158	1.13%	2.34%	1.14%	86.05%
12/31/2020	10.88	0.15	0.70	0.85	(0.12)	—	(0.12)	11.61	7.95%	54,133	1.16%	1.48%	1.17%	95.01%
Class II Shares
12/31/2024	10.62	0.17	1.00	1.17	(0.27)	—	(0.27)	11.52	11.01%	49,779	1.23%	1.49%	1.37%	81.82%
12/31/2023	8.97	0.23	1.68	1.91	(0.26)	—	(0.26)	10.62	21.46%	42,587	1.23%	2.29%	1.37%	74.54%
12/31/2022	12.63	0.34	(2.23)	(1.89)	(0.36)	(1.41)	(1.77)	8.97	(14.38)%	36,875	1.36%	3.28%	1.37%	68.60%
12/31/2021	11.50	0.26	1.16	1.42	(0.29)	—	(0.29)	12.63	12.40%	46,879	1.38%	2.08%	1.39%	86.05%
12/31/2020	10.78	0.12	0.70	0.82	(0.10)	—	(0.10)	11.50	7.69%	47,927	1.41%	1.22%	1.42%	95.01%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. f these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. f such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

PART B
STATEMENT OF ADDITIONAL INFORMATION
July 25, 2025

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code: 1-18-102
Columbus, Ohio 43215
(844) 202-7202
www.nationwide.com/mutualfunds

NVIT NS Partners International Focused Growth Fund

This Statement of Additional Information (“SAI”) relates to the July 25, 2025 Combined Prospectus/Information Statement (the “Prospectus/Information Statement”) which describes a reorganization (the “Transaction”) of the NVIT NS Partners International Focused Growth Fund (the “Target Fund”) into the NVIT International Equity Fund (the “Acquiring Fund”).  Both the Target Fund and the Acquiring Fund are series of Nationwide Variable Insurance Trust (the “Trust”).  As a result of the Transaction, Target Fund shareholders will be issued shares of the Acquiring Fund (“Acquiring Fund Shares”) as shown below.

Target Fund	Acquiring Fund
NVIT NS Partners International Focused Growth Fund	NVIT International Equity Fund
Class I	Class I
Class II	Class II

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement relating specifically to the Transaction.  A copy of the Prospectus/Information Statement may be obtained upon request and without charge by calling the Trust at (844) 202-7202.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Information Statement.  The Transaction will occur in accordance with the terms of the Plan of Reorganization.

Table of Contents

GENERAL INFORMATION	3
INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE SAI	3
SUPPLEMENTAL FINANCIAL INFORMATION	3

2

GENERAL INFORMATION

This SAI relates to (i) the transfer of substantially all of the property, and assets of the Target Fund to the Acquiring Fund, in exchange for shares of the designated classes of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities; (iii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund; and (iv) the complete liquidation and dissolution of the Target Fund as soon as practicable after the closing.  The reorganization of the Target Fund into the Acquiring Fund is currently expected to occur on or around October 27, 2025, at which time there will be a pro rata distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their interests in complete liquidation of the Target Fund.  Further information is included in the Prospectus/Information Statement and in the documents, listed below, that are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE SAI

This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	Statement of Additional Information dated April 30, 2025, as supplemented to date, with respect to the Target Fund and Acquiring Fund (previously filed on EDGAR, Accession No. 0001193125-25-084374).

2.
The audited financial statements and related report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, included in the Target Fund’s and Acquiring Fund’s Annual Report to Shareholders for the reporting period ended December 31, 2024 (previously filed on EDGAR, Accession No. 0001398344-25-003664). No other parts of the Annual Report are incorporated herein by reference.

3.
The financial statements included in the Target Fund’s and Acquiring Fund’s Semi-Annual Report to Shareholders for the reporting period ended June 30, 2024 (previously filed on EDGAR, Accession No. 0001398344-24-016148). No other parts of the Semi-Annual Report are incorporated herein by reference.

SUPPLEMENTAL FINANCIAL INFORMATION

The Acquiring Fund will be the accounting and performance survivor following the Transaction.  Additionally, there are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

A table showing the fees and expenses of the Target Fund and Acquiring Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Transaction is included in the Prospectus/Information Statement in the section titled “What are the fees and expenses of each Fund and what might they be after the Transaction?”

Though the Target Fund will sell approximately 95% of its portfolio in connection with the Transaction, such sales are not due to the investment restrictions of the Acquiring Fund.  As a result, a schedule of investments of the Acquiring Fund modified to show the effects of the change is not required and is not included.

3